Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	December 31	December 31	September 30	December 31	September 30
	2013	2012	2013	2012	2013
ASSETS
Cash and due from banks	$218,540	$256,300	$262,938	(14.7)%	(16.9)%
Other interest-earning assets	248,161	244,959	308,924	1.3%	(19.7)%
Loans held for sale	21,351	67,899	39,273	(68.6)%	(45.6)%
Investment securities	2,568,434	2,721,082	2,597,436	(5.6)%	(1.1)%
Loans, net of unearned income	12,782,220	12,146,971	12,780,899	5.2%	—
Allowance for loan losses	(202,780)	(223,903)	(210,486)	(9.4)%	(3.7)%
Net loans	12,579,440	11,923,068	12,570,413	5.5%	0.1%
Premises and equipment	226,021	227,723	227,299	(0.7)%	(0.6)%
Accrued interest receivable	44,037	45,786	44,715	(3.8)%	(1.5)%
Goodwill and intangible assets	533,076	535,563	533,918	(0.5)%	(0.2)%
Other assets	495,574	510,717	465,855	(3.0)%	6.4%
Total Assets	$16,934,634	$16,533,097	$17,050,771	2.4%	(0.7)%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$12,491,186	$12,484,163	$12,721,121	0.1%	(1.8)%
Short-term borrowings	1,258,629	868,399	1,198,577	44.9%	5.0%
Other liabilities	238,048	204,626	212,987	16.3%	11.8%
FHLB advances and long-term debt	883,584	894,253	889,122	(1.2)%	(0.6)%
Total Liabilities	14,871,447	14,451,441	15,021,807	2.9%	(1.0)%
Shareholders' equity	2,063,187	2,081,656	2,028,964	(0.9)%	1.7%
Total Liabilities and Shareholders' Equity	$16,934,634	$16,533,097	$17,050,771	2.4%	(0.7)%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$5,101,922	$4,664,426	$5,063,373	9.4%	0.8%
Commercial - industrial, financial and agricultural	3,628,420	3,612,065	3,645,270	0.5%	(0.5)%
Real estate - home equity	1,764,197	1,632,390	1,773,554	8.1%	(0.5)%
Real estate - residential mortgage	1,337,380	1,257,432	1,327,469	6.4%	0.7%
Real estate - construction	573,672	584,118	577,342	(1.8)%	(0.6)%
Consumer	283,124	309,864	296,142	(8.6)%	(4.4)%
Leasing and other	93,505	86,676	97,749	7.9%	(4.3)%
Total Loans, net of unearned income	$12,782,220	$12,146,971	$12,780,899	5.2%	—
Deposits, by type:
Noninterest-bearing demand	$3,283,172	$3,009,966	$3,338,075	9.1%	(1.6)%
Interest-bearing demand	2,945,210	2,755,603	2,986,549	6.9%	(1.4)%
Savings deposits	3,344,882	3,335,256	3,371,923	0.3%	(0.8)%
Time deposits	2,917,922	3,383,338	3,024,574	(13.8)%	(3.5)%
Total Deposits	$12,491,186	$12,484,163	$12,721,121	0.1%	(1.8)%
Short-term borrowings, by type:
Customer repurchase agreements	$175,621	$156,238	$209,800	12.4%	(16.3)%
Customer short-term promissory notes	100,572	119,691	95,503	(16.0)%	5.3%
Federal funds purchased	582,436	592,470	493,274	(1.7)%	18.1%
Short-term FHLB advances	400,000	—	400,000	N/M	—
Total Short-term Borrowings	$1,258,629	$868,399	$1,198,577	44.9%	5.0%

N/M - Not Meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Quarter Ended			% Change from		Year ended
	Dec 31	Dec 31	Sep 30	Dec 31	Sep 30	Dec 31
	2013	2012	2013	2012	2013	2013	2012	% Change
Interest Income:
Interest income	$152,457	$155,560	$152,832	(2.0)%	(0.2)%	$609,689	$647,496	(5.8)%
Interest expense	19,505	23,338	20,299	(16.4)%	(3.9)%	82,495	103,168	(20.0)%
Net Interest Income	132,952	132,222	132,533	0.6%	0.3%	527,194	544,328	(3.1)%
Provision for credit losses	2,500	17,500	9,500	(85.7)%	(73.7)%	40,500	94,000	(56.9)%
Net Interest Income after Provision	130,452	114,722	123,033	13.7%	6.0%	486,694	450,328	8.1%
Non-Interest Income:
Service charges on deposit accounts	12,770	15,642	13,938	(18.4)%	(8.4)%	55,470	61,502	(9.8)%
Investment management and trust services	10,589	9,611	10,420	10.2%	1.6%	41,706	38,239	9.1%
Other service charges and fees	9,421	11,164	9,518	(15.6)%	(1.0)%	36,957	44,345	(16.7)%
Mortgage banking income	4,363	12,813	7,123	(65.9)%	(38.7)%	30,656	44,600	(31.3)%
Investment securities gains	33	195	2,633	(83.1)%	(98.7)%	8,004	3,026	164.5%
Gain on Sale of Global Exchange	—	6,215	—	(100.0)%	—	—	6,215	(100.0)%
Other	3,556	3,883	3,725	(8.4)%	(4.5)%	14,871	18,485	(19.6)%
Total Non-Interest Income	40,732	59,523	47,357	(31.6)%	(14.0)%	187,664	216,412	(13.3)%
Non-Interest Expense:
Salaries and employee benefits	65,194	61,303	63,344	6.3%	2.9%	253,240	243,915	3.8%
Net occupancy expense	12,134	11,362	11,519	6.8%	5.3%	46,944	44,663	5.1%
Other outside services	5,633	4,138	5,048	36.1%	11.6%	18,856	17,752	6.2%
Equipment expense	3,972	3,873	3,646	2.6%	8.9%	15,419	14,243	8.3%
Data processing	3,386	3,713	4,757	(8.8)%	(28.8)%	16,555	14,936	10.8%
Professional fees	3,379	3,228	3,329	4.7%	1.5%	13,150	11,522	14.1%
FDIC insurance expense	2,839	2,944	2,918	(3.6)%	(2.7)%	11,605	11,996	(3.3)%
Software	2,450	2,562	3,268	(4.4)%	(25.0)%	11,560	9,520	21.4%
Operating risk loss	2,367	2,627	3,297	(9.9)%	(28.2)%	9,290	9,454	(1.7)%
Marketing	1,660	2,537	2,251	(34.6)%	(26.3)%	7,705	8,240	(6.5)%
OREO and repossession expense	1,116	2,473	1,453	(54.9)%	(23.2)%	7,364	11,182	(34.1)%
Intangible amortization	834	713	534	17.0%	56.2%	2,437	3,031	(19.6)%
FHLB advance prepayment penalty	—	3,007	—	(100.0)%	—	—	3,007	(100.0)%
Other	11,798	12,076	11,241	(2.3)%	5.0%	47,308	45,833	3.2%
Total Non-Interest Expense	116,762	116,556	116,605	0.2%	0.1%	461,433	449,294	2.7%
Income Before Income Taxes	54,422	57,689	53,785	(5.7)%	1.2%	212,925	217,446	(2.1)%
Income tax expense	12,339	17,449	13,837	(29.3)%	(10.8)%	51,085	57,601	(11.3)%
Net Income	$42,083	$40,240	$39,948	4.6%	5.3%	$161,840	$159,845	1.2%
PER SHARE:
Net income:
Basic	$0.22	$0.20	$0.21	10.0%	4.8%	$0.84	$0.80	5.0%
Diluted	0.22	0.20	0.21	10.0%	4.8%	0.83	0.80	3.8%

Cash dividends	$0.08	$0.08	$0.08	—	—	$0.32	$0.30	6.7%
Shareholders' equity	10.71	10.45	10.55	2.5%	1.5%	10.71	10.45	2.5%
Shareholders' equity (tangible)	7.94	7.76	7.77	2.3%	2.2%	7.94	7.76	2.3%

Weighted average shares (basic)	191,577	198,161	192,251	(3.3)%	(0.4)%	193,334	199,067	(2.9)%
Weighted average shares (diluted)	192,658	199,198	193,259	(3.3)%	(0.3)%	194,354	200,039	(2.8)%
Shares outstanding, end of period	192,652	199,225	192,332	(3.3)%	0.2%	192,652	199,225	(3.3)%
SELECTED FINANCIAL RATIOS:
Return on average assets	0.99%	0.99%	0.93%			0.96%	0.98%
Return on average shareholders' equity	8.14%	7.70%	7.81%			7.88%	7.79%
Return on average shareholders' equity (tangible)	11.15%	10.53%	10.69%			10.76%	10.73%
Net interest margin	3.48%	3.65%	3.45%			3.50%	3.76%
Efficiency ratio	65.14%	59.16%	63.92%			63.39%	57.61%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Quarter Ended
	December 31, 2013			December 31, 2012			September 30, 2013
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$12,792,566	$138,336	4.29%	$12,002,944	$141,014	4.68%	$12,728,162	$139,141	4.34%
Taxable investment securities	2,289,672	13,431	2.35%	2,279,551	13,406	2.35%	2,446,583	12,977	2.12%
Tax-exempt investment securities	283,799	3,574	5.04%	286,400	3,857	5.39%	284,372	3,581	5.04%
Equity securities	33,887	413	4.83%	43,706	509	4.63%	35,999	436	4.82%
Total Investment Securities	2,607,358	17,418	2.67%	2,609,657	17,772	2.72%	2,766,954	16,994	2.46%
Loans held for sale	20,059	290	5.78%	59,977	517	3.45%	36,450	382	4.19%
Other interest-earning assets	263,478	737	1.12%	217,948	520	0.96%	236,185	658	1.12%
Total Interest-earning Assets	15,683,461	156,781	3.98%	14,890,526	159,823	4.28%	15,767,751	157,175	3.96%
Noninterest-earning assets:
Cash and due from banks	212,463			220,924			210,525
Premises and equipment	226,955			224,852			224,837
Other assets	1,008,304			1,079,274			1,009,162
Less: allowance for loan losses	(210,636)			(235,563)			(220,342)
Total Assets	$16,920,547			$16,180,013			$16,991,933
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$2,966,994	$969	0.13%	$2,684,063	$1,055	0.16%	$2,895,156	$938	0.13%
Savings deposits	3,410,030	1,042	0.12%	3,399,423	1,251	0.15%	3,359,795	1,015	0.12%
Time deposits	2,965,604	6,117	0.82%	3,472,692	9,748	1.12%	3,065,210	6,790	0.88%
Total Interest-bearing Deposits	9,342,628	8,128	0.35%	9,556,178	12,054	0.50%	9,320,161	8,743	0.37%
Short-term borrowings	1,099,709	520	0.19%	488,310	156	0.13%	1,337,742	691	0.20%
FHLB advances and long-term debt	888,378	10,857	4.87%	914,013	11,128	4.86%	889,141	10,865	4.87%
Total Interest-bearing Liabilities	11,330,715	19,505	0.68%	10,958,501	23,338	0.85%	11,547,044	20,299	0.70%
Noninterest-bearing liabilities:
Demand deposits	3,318,073			2,955,208			3,221,648
Other	221,010			186,958			194,163
Total Liabilities	14,869,798			14,100,667			14,962,855
Shareholders' equity	2,050,749			2,079,346			2,029,078
Total Liabilities and Shareholders' Equity	$16,920,547			$16,180,013			$16,991,933
Net interest income/net interest margin (fully taxable equivalent)		137,276	3.48%		136,485	3.65%		136,876	3.45%
Tax equivalent adjustment		(4,324)			(4,263)			(4,343)
Net interest income		$132,952			$132,222			$132,533

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Quarter Ended			% Change from
	December 31	December 31	September 30	December 31	September 30
	2013	2012	2013	2012	2013
Loans, by type:
Real estate - commercial mortgage	$5,065,963	$4,623,158	$4,961,871	9.6%	2.1%
Commercial - industrial, financial and agricultural	3,639,690	3,559,171	3,706,113	2.3%	(1.8)%
Real estate - home equity	1,774,919	1,611,868	1,767,095	10.1%	0.4%
Real estate - residential mortgage	1,331,987	1,223,962	1,323,972	8.8%	0.6%
Real estate - construction	581,306	593,351	576,222	(2.0)%	0.9%
Consumer	287,245	306,350	299,057	(6.2)%	(3.9)%
Leasing and other	111,456	85,084	93,832	31.0%	18.8%
Total Loans, net of unearned income	$12,792,566	$12,002,944	$12,728,162	6.6%	0.5%
Deposits, by type:
Noninterest-bearing demand	$3,318,073	$2,955,208	$3,221,648	12.3%	3.0%
Interest-bearing demand	2,966,994	2,684,063	2,895,156	10.5%	2.5%
Savings deposits	3,410,030	3,399,423	3,359,795	0.3%	1.5%
Time deposits	2,965,604	3,472,692	3,065,210	(14.6)%	(3.2)%
Total Deposits	$12,660,701	$12,511,386	$12,541,809	1.2%	0.9%
Short-term borrowings, by type:
Customer repurchase agreements	$196,997	$189,922	$196,503	3.7%	0.3%
Customer short-term promissory notes	93,986	125,933	91,573	(25.4)%	2.6%
Federal funds purchased	408,726	172,455	559,992	137.0%	(27.0)%
Short-term FHLB advances	400,000	—	489,674	N/M	(18.3)%
Total Short-term Borrowings	$1,099,709	$488,310	$1,337,742	125.2%	(17.8)%
N/M - Not Meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Year ended December 31
	2013			2012
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$12,578,524	$552,427	4.39%	$11,968,567	$575,534	4.81%
Taxable investment securities	2,391,650	54,321	2.27%	2,401,343	67,349	2.80%
Tax-exempt investment securities	285,174	14,577	5.11%	287,763	15,942	5.54%
Equity securities	38,722	1,829	4.72%	35,151	1,639	4.66%
Total Investment Securities	2,715,546	70,727	2.60%	2,724,257	84,930	3.12%
Loans held for sale	36,561	1,551	4.24%	54,351	2,064	3.80%
Other interest-earning assets	229,444	2,264	0.99%	207,415	1,830	0.88%
Total Interest-earning Assets	15,560,075	626,969	4.03%	14,954,590	664,358	4.45%
Noninterest-earning assets:
Cash and due from banks	207,931			234,494
Premises and equipment	226,041			219,236
Other assets	1,037,338			1,099,616
Less: allowance for loan losses	(220,048)			(250,160)
Total Assets	$16,811,337			$16,257,776
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$2,822,583	$3,656	0.13%	$2,560,831	$4,187	0.16%
Savings deposits	3,363,943	4,096	0.12%	3,356,070	6,002	0.18%
Time deposits	3,129,162	29,018	0.93%	3,717,556	46,706	1.26%
Total Interest-bearing Deposits	9,315,688	36,770	0.39%	9,634,457	56,895	0.59%
Short-term borrowings	1,196,323	2,420	0.20%	690,883	1,068	0.15%
FHLB advances and long-term debt	889,461	43,305	4.87%	933,727	45,205	4.84%
Total Interest-bearing Liabilities	11,401,472	82,495	0.72%	11,259,067	103,168	0.92%
Noninterest-bearing liabilities:
Demand deposits	3,157,496			2,758,123
Other	198,548			189,592
Total Liabilities	14,757,516			14,206,782
Shareholders' equity	2,053,821			2,050,994
Total Liabilities and Shareholders' Equity	$16,811,337			$16,257,776
Net interest income/net interest margin (fully taxable equivalent)		544,474	3.50%		561,190	3.76%
Tax equivalent adjustment		(17,280)			(16,862)
Net interest income		$527,194			$544,328

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Year ended
	December 31
	2013	2012	% Change
Loans, by type:
Real estate - commercial mortgage	$4,864,460	$4,619,587	5.3%
Commercial - industrial, financial and agricultural	3,680,772	3,551,056	3.7%
Real estate - home equity	1,734,622	1,605,088	8.1%
Real estate - residential mortgage	1,312,127	1,185,928	10.6%
Real estate - construction	591,540	620,166	(4.6)%
Consumer	299,127	307,746	(2.8)%
Leasing and other	95,876	78,996	21.4%
Total Loans, net of unearned income	$12,578,524	$11,968,567	5.1%
Deposits, by type:
Noninterest-bearing demand	$3,157,496	$2,758,123	14.5%
Interest-bearing demand	2,822,583	2,560,831	10.2%
Savings deposits	3,363,943	3,356,070	0.2%
Time deposits	3,129,162	3,717,556	(15.8)%
Total Deposits	$12,473,184	$12,392,580	0.7%
Short-term borrowings, by type:
Customer repurchase agreements	$186,851	$206,842	(9.7)%
Customer short-term promissory notes	98,882	138,632	(28.7)%
Federal funds purchased	612,508	335,573	82.5%
Short-term FHLB advances	298,082	9,836	N/M
Total Short-term Borrowings	$1,196,323	$690,883	73.2%

N/M - Not Meaningful

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Quarter Ended			Year Ended
	Dec 31	Dec 31	Sep 30	Dec 31
	2013	2012	2013	2013	2012
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$212,838	$235,268	$217,626	$225,439	$258,177
Loans charged off:
Commercial - industrial, financial and agricultural	(5,527)	(12,711)	(9,394)	(30,383)	(41,868)
Real estate - commercial mortgage	(7,779)	(8,935)	(3,724)	(20,829)	(51,988)
Real estate - home equity	(1,458)	(3,464)	(2,365)	(8,193)	(10,147)
Real estate - residential mortgage	(1,423)	(1,500)	(767)	(9,705)	(4,509)
Real estate - construction	(1,391)	(873)	(598)	(6,572)	(26,250)
Consumer	(421)	(1,533)	(473)	(1,877)	(3,323)
Leasing and other	(616)	(585)	(787)	(2,653)	(2,281)
Total loans charged off	(18,615)	(29,601)	(18,108)	(80,212)	(140,366)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	5,851	1,236	2,295	9,281	4,282
Real estate - commercial mortgage	740	85	185	3,494	3,371
Real estate - home equity	139	63	198	860	704
Real estate - residential mortgage	106	290	245	548	459
Real estate - construction	888	171	379	2,682	2,814
Consumer	312	274	294	1,518	1,107
Leasing and other	158	153	224	807	891
Recoveries of loans previously charged off	8,194	2,272	3,820	19,190	13,628
Net loans charged off	(10,421)	(27,329)	(14,288)	(61,022)	(126,738)
Provision for credit losses	2,500	17,500	9,500	40,500	94,000
Balance at end of period	$204,917	$225,439	$212,838	$204,917	$225,439
Net charge-offs to average loans (annualized)	0.33%	0.91%	0.45%	0.49%	1.06%
NON-PERFORMING ASSETS:
Non-accrual loans	$133,753	$184,832	$143,012
Loans 90 days past due and accruing	20,524	26,221	25,271
Total non-performing loans	154,277	211,053	168,283
Other real estate owned	15,052	26,146	18,173
Total non-performing assets	$169,329	$237,199	$186,456
NON-PERFORMING LOANS, BY TYPE:
Real estate - commercial mortgage	$44,068	$57,120	$42,623
Commercial - industrial, financial and agricultural	38,021	66,954	45,184
Real estate - residential mortgage	31,347	34,436	34,309
Real estate - construction	21,267	32,005	24,396
Real estate - home equity	16,983	17,204	18,691
Consumer	2,543	3,315	3,013
Leasing	48	19	67
Total non-performing loans	$154,277	$211,053	$168,283
TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$28,815	$32,993	$27,820
Real-estate - commercial mortgage	19,758	34,672	22,644
Real estate - construction	10,117	10,564	9,841
Commercial - industrial, financial and agricultural	8,045	5,745	8,184
Real estate - home equity	1,365	1,518	1,667
Consumer	11	16	11
Total accruing TDRs	$68,111	$85,508	$70,167
Non-accrual TDRs (1)	30,209	31,245	30,501
Total TDRs	$98,320	$116,753	$100,668
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	December 31, 2013			December 31, 2012			September 30, 2013
	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total

Real estate - commercial mortgage	0.38%	0.87%	1.25%	0.46%	1.22%	1.68%	0.40%	0.84%	1.24%
Commercial - industrial, financial and agricultural	0.30%	1.04%	1.34%	0.46%	1.85%	2.31%	0.32%	1.24%	1.56%
Real estate - construction	0.11%	3.71%	3.82%	0.23%	5.48%	5.71%	0.40%	4.22%	4.62%
Real estate - residential mortgage	1.74%	2.34%	4.08%	2.55%	2.74%	5.29%	1.82%	2.58%	4.40%
Real estate - home equity	0.91%	0.96%	1.87%	0.77%	1.06%	1.83%	1.03%	1.05%	2.08%
Consumer, leasing and other	1.99%	0.68%	2.67%	1.71%	0.84%	2.55%	1.91%	0.79%	2.70%
Total	0.61%	1.20%	1.81%	0.75%	1.74%	2.49%	0.66%	1.31%	1.97%
(2) Includes non-accrual loans
ASSET QUALITY RATIOS:
	Dec 31	Dec 31	Sep 30
	2013	2012	2013
Non-accrual loans to total loans	1.05%	1.52%	1.12%
Non-performing assets to total loans and OREO	1.32%	1.95%	1.46%
Non-performing assets to total assets	1.00%	1.43%	1.09%
Allowance for credit losses to loans outstanding	1.60%	1.86%	1.67%
Allowance for credit losses to non-performing loans	132.82%	106.82%	126.48%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.76%	13.39%	10.92%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Quarter Ended			Year Ended
	Dec 31	Dec 31	Sep 30	Dec 31	Dec 31
	2013	2012	2013	2013	2012
Shareholders' equity (tangible), per share
Shareholders' equity	$2,063,187	$2,081,656	$2,028,964
Less: Goodwill and intangible assets	(533,076)	(535,563)	(533,918)
Tangible shareholders' equity (numerator)	$1,530,111	$1,546,093	$1,495,046
Shares outstanding, end of period (denominator)	192,652	199,225	192,332
Shareholders' equity (tangible), per share	$7.94	$7.76	$7.77

Return on average common shareholders' equity (tangible)
Net income	$42,083	$40,240	$39,948	$161,840	$159,845
Plus: Intangible amortization, net of tax	541	463	347	1,584	1,970
Numerator	$42,624	$40,703	$40,295	$163,424	$161,815
Average shareholders' equity	$2,050,749	$2,079,346	$2,029,078	$2,053,821	$2,050,994
Less: Average goodwill and intangible assets	(533,597)	(541,416)	(534,179)	(534,431)	(542,600)
Average tangible shareholders' equity (denominator)	$1,517,152	$1,537,930	$1,494,899	$1,519,390	$1,508,394
Return on average common shareholders' equity (tangible), annualized	11.15%	10.53%	10.69%	10.76%	10.73%

Efficiency ratio
Non-interest expense	$116,762	$116,556	$116,605	$461,433	$449,294
Less: Intangible amortization	(834)	(713)	(534)	(2,437)	(3,031)
Numerator	$115,928	$115,843	$116,071	$458,996	$446,263
Net interest income (fully taxable equivalent)	$137,276	$136,485	$136,876	$544,474	$561,190
Plus: Total Non-interest income	40,732	59,523	47,357	187,664	216,412
Less: Investment securities gains	(33)	(195)	(2,633)	(8,004)	(3,026)
Denominator	$177,975	$195,813	$181,600	$724,134	$774,576
Efficiency ratio	65.14%	59.16%	63.92%	63.39%	57.61%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$169,329	$237,199	$186,456
Tangible shareholders' equity	$1,530,111	$1,546,093	$1,495,046
Plus: Allowance for credit losses	204,917	225,439	212,838
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,735,028	$1,771,532	$1,707,884
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.76%	13.39%	10.92%